                                                                     EXHIBIT 1.1



                            THE KROLL-O'GARA COMPANY
                                4,400,000 Shares
                                  Common Stock
                               ($0.01 Par Value)
                             UNDERWRITING AGREEMENT



March   , 1998

                             UNDERWRITING AGREEMENT

                                                                  March   , 1998

SBC WARBURG DILLON READ INC.
BEAR, STEARNS & CO. INC.
SUNTRUST EQUITABLE SECURITIES CORPORATION
  as Managing Underwriters
c/o SBC Warburg Dillon Read Inc.
535 Madison Avenue
New York, New York  10022

Ladies and Gentlemen:

                 Pursuant to the terms of this Underwriting Agreement (the "Agreement"), The Kroll-O'Gara Company, an Ohio corporation (the "Company"), proposes to issue and sell, and the persons named in Schedule B annexed hereto (the "Selling Shareholders") propose to sell, to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of shares (the "Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the Company, of which 3,200,000 shares are to be issued and sold by the Company and an aggregate of 1,200,000 shares are to be sold by the Selling Shareholders.

                 In addition, solely for the purpose of covering overallotments, certain of the Selling Shareholders (the "Overallotment Shareholders" as indicated on Schedule C annexed hereto) propose to issue and sell to the Underwriters, at the Underwriters' option, up to an additional 660,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

                 The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange
Commission (the "Commission") a registration statement on Form S-1 (333-     ),
including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement as in effect at the time of execution of this Agreement or, if the registration statement is not yet effective, as amended when it becomes effective, including all documents filed as a part thereof and including any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, in the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus."

                 The Company, the Selling Shareholders and the Underwriters agree as follows:

                 1. Sale and Purchase. On the basis of the representations and warranties and the other terms and conditions herein set forth, each of the Company and the Selling Shareholders, severally and not jointly, agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by such Selling Shareholders, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A annexed hereto bears to the total number of Firm Shares to be sold by the Company and the
Selling Shareholders, in each case at a purchase price of $      per Share.
The Company and each Selling Shareholder is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                 In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, the Overallotment Shareholders, severally and not jointly, hereby grant to the several Underwriters the option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Overallotment Shareholders, ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as you shall determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Firm Shares. This option may be exercised at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice from SBC Warburg Dillon Read Inc. ("SBCWDR") to the Company and the Overallotment Shareholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall occur earlier than the time of purchase (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter at an additional time of purchase shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased at such additional time of purchase as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A annexed hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

                 The Selling Shareholders have entered into a combined Custody
Agreement and Power of Attorney dated    , 1998 (the "Custody Agreement/Power of
Attorney"), among such Selling Shareholder, the Fifth Third Bank (as "Custodian") and Thomas M. O'Gara, Wilfred T. O'Gara and Jules B. Kroll (the "Representatives of the Selling Shareholders"), which shall be satisfactory to counsel for the Underwriters, pursuant to which each of the Representatives of the Selling Shareholders is





---------------------------
(1) As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

authorized, on behalf of the Selling Shareholders, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by the Selling Shareholders (including this Agreement), to make delivery of the certificates for such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by the Selling Shareholders in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to the Selling Shareholders, to receive notices on behalf of the Selling Shareholders and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

                 2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and the Representatives of the Selling Shareholders on behalf of the Selling Shareholders by wire transfer in immediately available funds to accounts designated in writing by the Company and the Representatives of the Selling Shareholders, as the case may be, against delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters. Such payment and delivery shall be
made at 9:00 A.M., New York City time, on               , 1998 (unless another
time shall be agreed to by you, the Company and the Representatives of the Selling Shareholders or unless postponed in accordance with the provisions of
Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Selling Shareholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

                 Payment of the purchase price for the Additional Shares shall be made to the Overallotment Shareholders as directed by the Representatives of the Selling Shareholders at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Overallotment Shareholders agree to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

                 The Selling Shareholders will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Shares to be purchased by them from the Selling Shareholders.

                 3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

                 (a) each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act complied when so filed in all material respects with the Act, and at the time the Registration Statement becomes or became effective, including at the time of effectiveness of any post-effective amendment, and at all times subsequent thereto up to the latest of the time of purchase, the additional time of purchase and the termination of the offering of the Shares, (i) the Registration Statement and the Prospectus and any amendments or supplements thereto complied and will comply in all material respects with the provisions of the Act, (ii) the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters or the Selling Shareholders and furnished in writing by or on behalf of any Underwriter through you to the Company or by any Selling Shareholder expressly for use in the Registration Statement or the Prospectus and, with respect to information furnished through you, set forth in the section of the Registration Statement and the Prospectus entitled "Underwriting".

                 (b) as of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "December 31, 1998 Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth under the heading entitled "December 31, 1998, As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are free of statutory and contractual preemptive rights;

                 (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                 (d) all of the issued and outstanding shares of the capital stock of each of the Company's subsidiaries (whether a subsidiary as of the date hereof or as of the time of purchase, the "subsidiaries") have been duly and validly authorized and issued and are fully paid and nonassessable and, except as set forth in the Registration Statement, are owned by the Company, directly or indirectly, free and clear of any pledge, lien, encumbrance, security interest, preemptive rights or other claim; there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the capital stock of the Company or of the subsidiaries; the Company does not own, directly or indirectly, shares of capital stock of or other equity interest in any corporation or other entity other than the subsidiaries;

                 (e) each of the subsidiaries has been duly organized and is validly existing and in good standing, to the extent that the concept of good standing is recognized under the jurisdiction under which such subsidiary is organized, under the laws of its respective jurisdiction of organization with full legal power and authority to own its respective properties and conduct its respective businesses;

                 (f) each of the Company and each of its subsidiaries is duly qualified or licensed by and is in good standing, to the extent that the concept of good standing is recognized under the jurisdiction under which such subsidiary is organized, in each jurisdiction in which it owns or leases property or conducts its businesses, and in each other jurisdiction, except where the failure to be so qualified or licensed is not reasonably likely to have a material adverse effect on the properties, assets, operations, liabilities, prospects, results of operations, business or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); each of the Company and each of its subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by each such jurisdiction, except where the failure to be in compliance would not have a Material Adverse Effect;

                 (g) except as described in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries is in breach of, or in default under (nor has any event occurred that with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, lease, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties is bound or affected, where the breach or default would have a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the issuance of the Shares to be sold by the Company and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event that with notice, lapse of time, or both would constitute a breach of, or default under), any provision of the charter or by-laws of the Company or any of its subsidiaries or under any provision of any license, indenture, mortgage, lease, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its subsidiaries;

                 (h) neither the Company nor any of its subsidiaries is a party to any litigation, and there is no such litigation pending or (to the best knowledge of the Company or any of its subsidiaries) threatened or contemplated, which seeks to enjoin or restrain the execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein or the consummation of the transactions contemplated hereby;

                 (i) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms; the Board of Directors of the Company or a committee thereof duly authorized by the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Shares by the Company; the Firm Shares to be sold by the Company, when issued and delivered to and paid for by the Underwriters as contemplated hereby, will be duly and validly authorized and issued and fully paid and nonassessable, and free and clear of any pledge, lien, charge, encumbrance, security interest, preemptive right or other claim;

                 (j) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares, after making payment therefor, will not be subject to personal liability by reason of being such holders;

                 (k) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby other than registration of the Shares under the Act, clearance of the offering of such Shares with the National Association of Securities Dealers, Inc. (the "NASD") and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                 (l) except for rights which have been waived in connection with the offering contemplated by this Agreement, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder; no person has any preemptive rights, rights of first refusal or other rights to purchase any of the Shares; no person, other than certain of the Selling Shareholders, has any right to have securities included in or registered pursuant to the Registration Statement;

                 (m) Arthur Andersen, LLP, Deloitte and Touche LLP and KPMG Peat Marwick LLP, whose reports on the consolidated financial statements of the Company are filed with the Commission as part of the Registration Statement and the Prospectus, are independent certified public accountants as required by the Act;

                 (n) each of the Company and its subsidiaries has such permits, licenses, franchises, authorizations, consents and approvals ("permits") and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, including, without limitation, under any Environmental Laws (as defined below), and has obtained all necessary authorizations, consents and approvals from other persons as are necessary to own, lease and operate its respective properties and to conduct its respective business, except where the lack of such permits, the failure to make such filings and the failure to obtain such authorization, consents and approvals would not have a Material Adverse Effect; neither the Company nor any of its subsidiaries is in violation of, or in default under, any such permit or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its subsidiaries, which violation or default, singly or in the aggregate with all other such violations and defaults, would be reasonably likely to have a Material Adverse Effect; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such permit, or results in any other material impairment of the rights of the holder of any such permit, which would be reasonably likely to result in a Material Adverse Effect; and, except as described in the Registration Statement and the Prospectus, such permits contain no restrictions that would result in a Material Adverse Effect;

                 (o) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed as required;

                 (p) except as described in the Registration Statement and the Prospectus, there is no action, suit or proceeding pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries or any of their respective properties or affiliates, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that, singly or in the aggregate with all other such actions, suits and proceedings, would be reasonably likely to result in a judgment or judgments having a Material Adverse Effect;

                 (q) the audited and unaudited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; and the assumptions used in the preparation of the financial information and the related notes thereto included in the Registration Statement and the Prospectus are reasonably and in good faith believed by the Company to be reasonable and the adjustments used therein are reasonably and in good faith believed by the Company to be appropriate to give effect to the transactions or circumstances referred to therein;

                 (r) the Company's internal accounting controls and procedures are sufficient to provide reasonable assurance that the Company's transactions are executed and recorded in accordance with the requirements of the FCPA;

                 (s) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in or contemplated by the Registration Statement or Prospectus, there has not been (A) any material adverse change, financial or otherwise, in the business, properties, assets, operations, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and its subsidiaries taken as a whole,
         (B) any transaction which is material to the business, properties, assets, operations, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and its subsidiaries taken as a whole, contemplated or entered into by the Company or any of its subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its subsidiaries which is material to the business, properties, assets, operations, prospects, regulatory environment, results of operations or condition (financial or otherwise), present or prospective, of the Company and its subsidiaries taken as a whole;

                 (t) neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which violation in each case is reasonably likely to result in any Material Adverse Effect;

                 (u) in the ordinary course of its business, the Company conducts reviews of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including without limitation any capital expenditure required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company reasonably has concluded that such associated costs and liabilities, singly or in the aggregate, would not have a Material Adverse Effect;

                 (v) neither the Company nor any of its subsidiaries, nor any employee of the Company or any of its subsidiaries, has made any payment of funds of the Company or any of its subsidiaries prohibited by law, and no funds of the Company or any of its subsidiaries have been set aside to be used for any payment prohibited by law where such payment is reasonably likely to result in a Material Adverse Effect;

                 (w) the Company is not an "enemy" or an "ally of the enemy" within the meaning of Section 2 of the U.S. Trading with the Enemy Act, as amended; and the Company is not in violation of, and the Company's use of the proceeds from the sale of the Shares as contemplated hereby will not violate, the U.S. Trading with the Enemy Act, as amended, or any executive orders, proclamations or regulations issued pursuant thereto, including, without limitation, regulations administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (31 C.F.R., Subtitle B, Chapter V as amended);

                 (x) neither the Company nor any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of the Florida Statutes;

                 (y) the Company and its subsidiaries have good title to all properties and assets owned or leased by them, in each case, except as set forth in the Registration Statement and the Prospectus, free and clear of all pledges, liens, encumbrances, security interests, charges, mortgages and defects except where failure of good title or the existence of a lien, encumbrance, security, interest, charge, mortgage or deficit would not have a Material Adverse Effect;

                 (z) each issuance of securities referred to in Item 15 of the Registration Statement (i) was effected in reliance upon a valid exemption from the registration requirements of the Act and (ii) was effected in compliance with the securities or blue sky laws of each jurisdiction in which such securities were offered or sold;

                 (aa) the Company and each of its subsidiaries have filed all federal or state income and franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency which has been or might be asserted against the Company or any of its subsidiaries; all material tax liabilities of the Company and its subsidiaries are adequately provided for on the books of the Company and its subsidiaries;

                 (bb) neither the Company nor any of its affiliates has incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

                 (cc) the Company has obtained the agreement of each of its directors and executive officers and ________ (other than, with respect to Shares to be sold hereunder, the Selling Shareholders) not to sell, transfer, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus without the prior written consent of SBCWDR;

                 (dd) none of the Company or its subsidiaries is, or after application of the proceeds as described under the caption "Use of Proceeds" in the Registration Statement and the Prospectus, will be an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or is subject to regulation under such Act; and

                 (ee) except as disclosed in the Registration Statement and Prospectus, the Company and its subsidiaries own or possess the right to use all patents, trademarks (including the Company's name, together with its logo), trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, know-how and rights described in the Prospectus as being owned by them or any of them or material to the conduct of the business of the Company and its subsidiaries on a consolidated basis, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. Except as described in the Prospectus, no claim has been made against or notice given to the Company alleging the infringement or other violation by the Company or any patent, trademark, service mark, trade name, copyright, trade secret, license or other intellectual property right or franchise right of any person.

                 4. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, further represents and warrants to each Underwriter that:

                 (a) such Selling Shareholder now is, and at the time of delivery of such Shares will be, the lawful owner of the number of Shares to be sold by such Selling Shareholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares, the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                 (b) such Selling Shareholder has and at the time of delivery of such Shares will have full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of the various jurisdictions in which the Shares are to be offered by the Underwriters), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

                 (c) this Agreement and the Custody Agreement/Power of Attorney have been duly executed and delivered by or on behalf of such Selling Shareholder and each is a legal, valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms;

                 (d) each Preliminary Prospectus filed as a part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and when the Registration Statement becomes or became effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase and the termination of the offering of the Shares, the Registration Statement and the Prospectus, and any supplements or amendments thereto, as they relate to such Selling Shareholder did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (e) such Selling Shareholder has duly and irrevocably authorized the Representatives of the Selling Shareholders, on behalf of such Selling Shareholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Shareholder and receive payment therefor pursuant hereto;

                 (f) the sale of such Selling Shareholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company known by such Selling Shareholder which is not set forth in the Prospectus; and

                 (g) the consummation of the transactions contemplated hereby and by the Custody Agreement/Power of Attorney and the fulfillment of the terms hereof and thereof will not constitute a breach or violation of or default under any trust, indenture, agreement or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound.

                 5. Certain Covenants of the Company. The Company hereby agrees:

                 (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdictions in which it is not now subject to service of process (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to make every reasonable effort to obtain the withdrawal of any order or suspension as soon as practicable;

                 (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act;

                 (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and

         (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

                 (d) to advise you promptly (and to confirm such advice in writing) of the receipt of any comments from the Commission or any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or, to the extent the Company has received notice thereof, the issuance by the Commission of a stop order suspending the effectiveness of the Registration Statement or the threatening or initiation of any proceedings for that purpose or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for that purpose; to make every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of any Preliminary Prospectus or suspending such qualification and, if any stop order or any order suspending the use of any Preliminary Prospectus or suspending such qualification is issued, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

                 (e) to furnish to you and, upon request to each of the other Underwriters, for a period of five years from the date of this Agreement (i) copies of all reports or other communications that the Company shall send to its shareholders or from time to time shall publish or publicly disseminate; (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and any other document filed by the Company pursuant to
         Section 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iii) such other information as you may reasonably request regarding the Company or the subsidiaries listed on Exhibit A hereto (the "Subsidiaries");

                 (f) as soon as practicable and for the time period specified by Rule 158 under the Act, to make generally available to its shareholders, and to deliver to you, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act;

                 (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                 (h) to furnish to you four (4) signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the Underwriters;

                 (i) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) of this Agreement;

                 (j) to apply the net proceeds from the sale of the Shares sold by the Company in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                 (k) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (g) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act;

                 (l) not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, or in connection with acquisitions, for a period of 90 days after the date hereof, without the prior written consent of SBCWDR, and except for grants of additional options under the Company's 1996 Stock Option Plan (which options are not exercisable before the end of such 90 day period);

                 (m) to use its best efforts to cause the Shares to be sold by the Company to be listed on the Nasdaq National Market;

                 (n) to refrain from investing the proceeds from the sale of the Shares to be sold by the Company in a manner to cause the Company or any of the Subsidiaries to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                 (o) whether or not the transactions contemplated hereby are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof or (iii) and
         (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Shares by the Company and the Selling Shareholder, (iii) the word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information and Powers of Attorney and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or blue sky laws of the various jurisdictions in which the Shares are offered by the Underwriters (including the legal fees and filing fees and other disbursements of counsel to the Underwriters, not to exceed $20,000.00) and the printing and furnishing of copies of any blue sky surveys to the Underwriters and to dealers, (v) any listing of the Shares to be sold by the Company on the Nasdaq National Market, (vi) the filing fees relating to the review of the public offering of the Shares by the NASD and (vii) the performance of the Company's and the Selling Shareholders' other obligations hereunder.

                 6. Certain Covenants of the Selling Shareholders. Each of the Selling Shareholders agrees with each Underwriter that, for a period of 90 days after the date hereof, such Selling Shareholder will not sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock without the prior written consent of SBCWDR.

                 7. Reimbursement of Underwriters' Expenses. If the Firm Shares or the Additional Shares are not delivered for any reason, other than the failure of the Underwriters to purchase the Firm Shares or the Additional Shares as provided herein (unless such failure is permitted under the provisions of Section 8 of this Agreement), the Company will reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

                 8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders on the date hereof and at the time of purchase (and, to the extent noted below, the several obligations of the Underwriters at any additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders on the date hereof and at the time of purchase (unless previously waived) and at such additional time of purchase, as the case may be), the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following conditions:

                 (a) The Company shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of Taft, Stettinius & Hollister, counsel for the Company, addressed to the Underwriters and dated the time of purchase or additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                          (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares to be sold by the Company as herein contemplated;

                          (ii) each of the Subsidiaries has been duly incorporated and is validly existing and each domestic Subsidiary is in good standing under the laws of its respective jurisdiction of organization, and each domestic Subsidiary has full legal power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and the Prospectus;

                          (iii) each of the Company and the Subsidiaries is duly qualified or licensed to do business and is in good standing as a foreign corporation in each U.S. jurisdiction in which it owns or leases real property or conducts its business except where the failure to be so qualified or licensed would not have a Material Adverse Effect;

                          (iv) this Agreement has been duly authorized, executed and delivered by the Company; the Board of Directors of the Company or a committee thereof duly authorized by the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Shares by the Company;

                          (v) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, and are fully paid, nonassessable and free of statutory and contractual preemptive rights;

                          (vi) all of the issued and outstanding shares of the capital stock of each of the Company's Subsidiaries set forth in Exhibit A to this Agreement have been duly and validly authorized and issued and are fully paid and nonassessable and except as set forth in Exhibit A and subject to governmental filings and recordation of documents of transfer in the jurisdictions in which the foreign Subsidiaries are incorporated, are owned, directly or indirectly, by the Company free and clear of any pledge, lien, encumbrance, security interest, preemptive rights or other claim known to such counsel; to the best of such counsel's knowledge, except as described in the Registration Statement and the Prospectus or on Exhibit A there are no outstanding rights, subscriptions, warrants, calls, options or other agreements of any kind with respect to the capital stock of the Company or any of the Subsidiaries; to the best of such counsel's knowledge, the Company does not own, directly or indirectly, shares of capital stock of or equity interest in any corporation or other entity other than the Subsidiaries;

                          (vii) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

                          (viii) the Shares to be sold by the Company have been duly authorized and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid and nonassessable; the holders of the Shares will not be subject to personal liability by reason of being such holders;

                          (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                          (x) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

                          (xi) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares by the Company as contemplated hereby other than registration of the Shares under the Act and the clearance of the offering of such Shares with the NASD (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                          (xii) the execution, delivery and performance of this Agreement by the Company, the issuance of the shares to be sold by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), any provisions of the Amended and Restated Articles of Incorporation or the Code of Regulations of the Company or under any provision of any license, indenture, mortgage, lease, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or to the knowledge of such counsel under any federal, state or local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

                          (xiii) to the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is a party to any litigation, and there is no such litigation pending or threatened, which seeks to enjoin or restrain the execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein or the consummation of the transactions contemplated hereby;

                          (xiv) to the best of such counsel's knowledge, except as described in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries is in breach of, or in default under

                 (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, lease, deed of trust, bank loan or credit agreement, material supply agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries where the breach, default or violation could have a Material Adverse Effect;

                          (xv) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

                          (xvi) to the best of such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of the Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

                          (xvii) except as described in the Registration Statement and the Prospectus, there are no actions, suits or proceedings of which such counsel has knowledge pending or threatened against the Company or any of the Subsidiaries, or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that individually or in the aggregate could result in a judgment, decree or order having a Material Adverse Effect;

                          (xviii) to the best of such counsel's knowledge, no
                 person (other than certain of the Selling Shareholders) has the right, contractual or otherwise, to cause the Company to issue to it, or, except as waived, register pursuant to the Act, any securities of the Company in consequence of the issue and sale of the Shares to the Underwriters hereunder;

                          (xix) none of the Company or the Subsidiaries is, or after application of the proceeds as described under the caption "Use of Proceeds" in the Registration Statement and the Prospectus, will be an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder;

                          (xx) the statements in the Registration Statement and the Prospectus under the captions "Business - Government Regulation," "-Environmental Matters," "-Legal Proceedings," "Patents, Trademarks and Copyrights," "Description of Capital Stock" and "Shares Eligible for Future Sale," insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, have been reviewed by such counsel, are accurate in all material respects and fairly present the information called for with respect to such legal matters, documents or proceedings; and

                          (xxi) such counsel have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Selling Shareholders and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (v), (vii) and (xx) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                 In rendering such opinions, such counsel may rely, as to matters governed by the laws of jurisdictions other than the United States, upon the opinions of foreign counsel to the Company and the Subsidiaries, which counsel shall be reasonably acceptable to the Underwriters. Such counsel may also rely as to matters of fact on certificates of officers of the Company and of governmental officials, in which case their opinion is to state that they are so doing and that the Underwriters are justified in relying on such certificates. Such counsel's opinion may state that where a matter is noted as being "to the best of such counsel's knowledge," or equivalent words, that such knowledge is limited to the conscious awareness of relevant information by those lawyers in such counsel's organization who have been actively involved in the matters contemplated by this Agreement.

                 (b) The Selling Shareholders shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of counsel for the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                          (i)     this Agreement and the Custody
                 Agreement/Power of Attorney have been duly executed and delivered by or on behalf of the Selling Shareholders; the Custody Agreement/Power of Attorney is the legal, valid and binding agreement of each of the Selling Shareholders enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity;

                          (ii) to the best of such counsel's knowledge, each of the Selling Shareholders has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided in this Agreement;

                          (iii) to the best of such counsel's knowledge, delivery of certificates for the Shares by the Selling Shareholders pursuant hereto will pass to each Underwriter that is a "bona fide purchaser" (as defined in Section 1308.17 of the Ohio Revised Code) all of the rights of the Selling Shareholders in such shares free and clear of any adverse claim;

                          (iv) each of the Representatives of the Selling Shareholders has been duly authorized by the Selling Shareholders to execute and deliver on behalf of each such Selling Shareholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Shareholder and receive payment therefor pursuant hereto;

                          (v) to the best of such counsel's knowledge, the consummation of the transactions contemplated hereby and by the Custody Agreement/Power of Attorney and the fulfillment of the terms hereof and thereof will not constitute a breach or violation of or default under any trust, indenture, agreement or other instrument to which each of the Selling Shareholders is a party or by which the Selling Shareholder is bound;

                          (vi) to the best of such counsel's knowledge, no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares to be sold by the Selling Shareholders as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters); and

                          (vii) to the best of such counsel's knowledge, the statements in the Prospectus under the caption "Principal and Selling Shareholders" insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein present fairly the information called for with respect to such matters.

         In rendering such opinion, such counsel may rely, as to matters governed by the laws of jurisdictions other than the United States, upon the opinions of foreign counsel to the Selling Shareholders, which counsel shall be reasonably acceptable to the Underwriters.
         Such counsel may also rely, as to matters of fact, on certificates of the Selling Shareholders, in which case their opinion is to state that they are so doing, and that the Underwriters are justified in relying on such certificates. Such counsel's opinion may state that where a matter is noted as being "to the best of such counsel's knowledge," or equivalent words, that such knowledge is limited to the conscious awareness of relevant information by those lawyers in such counsel's organization who have been actively involved in the matters contemplated by this Agreement.

                 (c) You shall have received from Arthur Andersen, LLP, Deloitte and Touche LLP and KPMG Peat Marwick LLP, letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the Managing Underwriters.

                 (d) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraphs (vii),
         (ix) and (x) of paragraph (a) of this Section 8.

         In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the Selling Shareholders, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to under subparagraph (vii) of paragraph (a) of this Section
         8), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                 (e) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object.

                 (f) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement, and if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission in accordance with Rule 424(b) under the Act; provided, however, that the Company, the Representatives of the Selling Shareholders and you or any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later time for the effectiveness of the Registration Statement.

                 (g) Prior to the time of purchase and the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                 (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been (i) any material and adverse change, present or prospective, financial or otherwise (other than as referred to in or contemplated by the Registration Statement and Prospectus), in the business, properties, assets, operations, liabilities, results of operations, business, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole; (ii) any transaction that is material to the Company and its subsidiaries taken as a whole contemplated or entered into by the Company or any of its subsidiaries, other than as described in or contemplated by the Registration Statement and the Prospectus; or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of the Subsidiaries that is material to the Company and its subsidiaries taken as a whole, other than as described in or contemplated by the Registration Statement and the Prospectus.

                 (i) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of its chief executive officer and chief financial officer to the effect that the representations and warranties of the Company as set forth in this Agreement and the conditions set forth in paragraphs (g) and (h) of this Section 8 have been met and that they are true and correct in all material respects as of each such date (it being understood that, in the absence of bad faith, such individuals shall have no personal liability for the accuracy of such certificate).

                 (j) You shall have received signed letters from the Selling Shareholders and each of the directors, and executive officers of the Company to the effect that such persons will not sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus without the prior written consent of SBCWDR.

                 (k) The Shares to be sold by the Company shall have been approved for listing on the Nasdaq National Market, subject only to notice of issuance at or prior to the time of purchase.

                 (l) The Selling Shareholders shall have delivered to you, at the time of purchase, a certificate of the Representatives of the Selling Shareholders to the effect that the representations and the warranties of the Selling Shareholders as set forth in this Agreement are true and correct as of each such date.

                 (m) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, and the Prospectus, and all other legal matters relating to this Agreement, the Shares, and the transactions contemplated hereby shall be satisfactory in all reasonable respects to Cahill Gordon & Reindel, and such counsel shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8, in order to evidence the accuracy, completeness and satisfaction in all material respects of any of the representations, warranties or conditions herein contained and to render the opinion referred to in Section 8(d).

                 (n) The Company and the Representatives of the Selling Shareholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

                 (o) The Company and the Selling Shareholders shall have performed such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

                 (p) The Company shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, opinions of counsel in Brazil, France, England, Ireland, Italy, Mexico and Russia in the forms heretofore previously approved by you and satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters.

                 9. Effective Date of Agreement; Termination. (a) This Agreement shall become effective (x) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (y) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

                 (b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of SBCWDR, acting on your behalf, or in the judgment of such group of Underwriters, to make it impracticable or inadvisable to market the Shares. If you or any such group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Representatives of the Selling Shareholders and each other Underwriter shall be notified promptly by letter or telegram.

                 (c) If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Shareholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Shareholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(o), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Shareholders under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

                 10. Increase in Underwriters' Commitments. If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total amount of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate amount of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non- defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

                 Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Shareholders agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

                 If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

                 The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

                 11. Indemnity by the Company, certain of the Selling Shareholders and the Underwriters. (a) The Company, and each Selling Shareholder selling more than 100,000 Firm Shares hereunder jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this
Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, expense, liability or claim purchased the Shares which are the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person; provided, further, that no Selling Shareholder shall be responsible, either pursuant to this indemnity or as a result of any other provision of this Agreement, for losses, expenses, liability or claims for an amount in excess of the net proceeds to be received by such Selling Shareholder from the sale of Shares hereunder.

                 If any action is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or the Selling Shareholders pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Representatives of the Selling Shareholders in writing of the institution of such action and the Company or such Selling Shareholders, as the case may be, shall assume the defense of such action, including the employment of counsel satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Representatives of the Selling Shareholders shall not relieve the Company or any Selling Shareholder from any liability which they may have to any Underwriter or any such person or otherwise except to the extent that the Company or any such Selling Shareholder shall have been materially and adversely prejudiced by such failure to give notice. Such Underwriter or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Shareholders in connection with the defense of such action or the Company or such Selling Shareholders shall not have employed counsel to have charge of the defense of such action within a reasonable period of time or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Shareholders (in which case the Company or such Selling Shareholder shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or such Selling Shareholder, as the case may be, and paid as incurred (it being understood, however, that the Company or such Selling Shareholder shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action. The Company or such Selling Shareholder shall not be liable for any settlement of any such claim or action effected without its written consent, but if settled with the written consent of the Company or such Selling Shareholders, or such Selling Shareholder, the Company or such Selling Shareholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, the Selling Shareholders and any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Shareholders or any such person may incur under the Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

                 If any action is brought against the Company, any Selling Shareholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, such Selling Shareholders or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which they may have to the Company, any Selling Shareholder or any such person or otherwise except to the extent that the Underwriter shall have been materially and adversely prejudiced by such failure to give notice. The Company, such Selling Shareholders or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Shareholders or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action within a reasonable period of time or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). No Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Shareholder and any such person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 11 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

                 (d) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this
Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statements or alleged untrue statements or omission or alleged omission and, notwithstanding any other provisions of this Agreement, no Selling Shareholder shall be required to contribute an amount in excess of the net proceeds to be received by such Selling Shareholder from the sale of Shares hereunder.. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

                 (e) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its directors and officers or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, the Selling Shareholders or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each Selling Shareholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

                 12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to SBC Warburg Dillon Read Inc., 535 Madison Avenue, New York, N.Y. 10022, Attention: Syndicate Department, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 9113 Le Saint Drive, Fairfield, OH 45014, Attention: Abram
S. Gordon and, if to the Selling Shareholders, shall be sufficient in all respects if delivered or sent to the Representatives of the Selling Shareholders at 9113 Le Saint Drive, Fairfield, Ohio 45014, Attention:

                 13. CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

                 14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholders, and the controlling persons, directors and officers referred to in Section 11 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                 15. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

                 16. Miscellaneous. SBC Warburg Dillon Read Inc., an indirect, wholly owned subsidiary of Swiss Bank Corporation, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Swiss Bank Corporation. Because SBC Warburg Dillon Read Inc. is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by SBC Warburg Dillon Read Inc. are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

                 A lending affiliate of SBC Warburg Dillon Read Inc. may have lending relationships with issuers of securities underwritten or privately placed by SBC Warburg Dillon Read Inc. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by SBC Warburg Dillon Read Inc. will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of SBC Warburg Dillon Read Inc.

                 If the foregoing correctly sets forth the understanding among the Company, the Underwriters and the Selling Shareholders, please so indicate in the space provided below for the Company, the Representatives of the Selling Shareholders and the Underwriters for this purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Shareholders and the Underwriters, severally.


                                        Very truly yours,


                                        THE KROLL-O'GARA COMPANY


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        THE SELLING SHAREHOLDERS NAMED IN
                                           SCHEDULE B ATTACHED HERETO

                                         By the Representatives of the
                                         Selling Shareholders By:

                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:     Attorney-in-Fact

Accepted and agreed to as of the
   date first above written, on
   behalf of themselves and the
   other several Underwriters named
   in Schedule A

SBC WARBURG DILLON READ INC.
BEAR, STEARNS & CO. INC.
SUNTRUST EQUITABLE SECURITIES CORPORATION

By: SBC WARBURG DILLON READ INC.


By:   ------------------------------
      Name:
      Title:



By:   ------------------------------
      Name:
      Title:

                                 SCHEDULE A
                                                    Number of
Underwriter                                         Firm Shares
-----------                                         -----------

SBC Warburg Dillon Read Inc.  . . . . . . . . . . . _________
Bear, Stearns & Co. Inc.. . . . . . . . . . . . . . _________
SunTrust Equitable Securities Corporation . . . . . _________

         Total  . . . . . . . . . . . . . . . . . . =========

                                  SCHEDULE B

Selling Shareholders                                                  Number of
                                                                     Firm Shares
                   . . . . . . . . . . . . . . . . . . .

                                  SCHEDULE C

Overallotment Shareholders                                            Number of
                                                                     Firm Shares
                   . . . . . . . . . . . . . . . . . . .

                                                                       Exhibit A
               Certain Subsidiaries of The Kroll-O'Gara Company

Hellis Poids Lourds-Carrosserie,
Tolerie, Peinture, S.A.,
a French corporation

Kroll Associates (Asia) Limited
a Hong Kong corporation

Kroll Associates, Inc.
a Delaware corporation

Kroll Associates International Holdings, Inc., a Delaware corporation

Kroll Associates U.K. Limited
an English corporation

Kroll Environmental Enterprises, Inc.,
a Delaware corporation

Kroll Holdings, Inc.,
a Delaware corporation

Kroll Information Services, Inc.
a Delaware corporation

Kroll International, Inc.,
a Delaware corporation

Next Destination Limited
an English corporation

Labbe SA,
a French corporation

O'Gara-Hess & Eisenhardt Armoring Company, a Delaware corporation

O'Gara-Hess & Eisenhardt Armoring Company de Mexico,
S.A. de C.V., a Mexican corporation

O'Gara-Hess & Eisenhardt Armoring do Brasil Ltda., a Brazilian corporation

O'Gara Security International, Inc.,
a Delaware corporation

O'Gara Satellite Networks Limited,
an Irish corporation

ZAO IMEA,
a Russian joint stock corporation